UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 5, 2017

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2017, Youngevity International, Inc. (the “Company”) filed a certificate of amendment to its certificate of incorporation with the Secretary of State of the State of Delaware (the “Amendment”) to effectuate a reverse stock split (the “Stock Split”) of its issued and outstanding shares of common stock on a 1-for-20 basis and to reduce the number of its authorized shares of common stock from 600,000,000 shares of common stock to 50,000,000 shares of common stock and the number of its authorized shares of preferred stock from 100,000,000 shares of preferred stock to 5,000,000 shares of preferred stock, of which 161,135 shares are designated as Series A convertible preferred stock. The Stock Split became effective on June 7, 2017 (the “Effective Date”). As of that date, every 20 shares of issued and outstanding common stock were converted into one share of common stock.  No fractional shares will be issued in connection with the Stock Split. Instead, a holder of record of old common stock on the Effective Date who would otherwise be entitled to a fraction of a share will, in lieu thereof, be entitled to receive an amount equal to the fair value thereof, as determined in good faith by the Company’s board of directors.

All options, warrants and convertible securities of the Company outstanding immediately prior to the Stock Split have been proportionately adjusted for the Stock Split by dividing the number of shares of common stock into which the options, warrants and convertible securities are exercisable or convertible by 20 and multiplying the exercise or conversion price thereof by 20.

Beginning on June 7, 2017, the Company’s shares of common stock will trade on the OTCQX Marketplace under the symbol “YGYI,” with a “D” added for 20 trading days to signify that the Stock Split has occurred.

The foregoing description of the Stock Split does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01       Other Events.

The Company issued a press release on June 6, 2017 announcing the effectiveness of the Reverse Split discussed under Item 5.03 of this report. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is being filed as part of this Current Report on Form 8-K.

3.1	Certificate of Amendment to the Certificate of Incorporation of Youngevity International, Inc., dated June 5, 2017
99.1	Press Release dated June 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: June 7, 2017	By:	/s/ David Briskie
David Briskie
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Youngevity International, Inc., dated June 5, 2017
99.1	Press Release dated June 6, 2017